Exhibit 10.1

CHARTER OF THE AUDIT COMMITTEE
OF
AIXIN LIFE INTERNATIONAL, INC.
Adopted September 21, 2020

1. Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of AiXin Life International, Inc. (the “Company”). Its primary function is to provide assistance to the Board in fulfilling its oversight responsibilities with respect to (a) the annual financial information to be provided to stockholders and filed with the Securities and Exchange Commission (the “SEC”); (b) the system of internal accounting and financial controls that management has established; and (c) the independent audit of the Company’s financial statements.

The Committee will have the authority to perform the specific functions described below. It is the responsibility of the Committee, in performing its functions, to provide available avenues of communication among the Company’s independent audit firm (the “Outside Auditors”), the Company’s management and the Board. The Committee should have a clear understanding with the Outside Auditors that they must maintain an open relationship with the Committee and that the ultimate accountability of the Outside Auditors is to the Committee and to the Board, as representatives of the Company’s stockholders.

2. Composition

The Committee shall be comprised of such number of directors as may be determined by the Board; provided, however, that the number of members of the Committee shall not be fewer than the number required from time to time by applicable rules of the SEC or any registered securities exchange or national securities association on which any securities of the Company are listed or quoted. Each member of the Committee shall:

(a)	satisfy the independence and experience requirements of The Nasdaq Capital Market, Inc. (“Nasdaq”), the listing standards of any other securities exchange or association on which the Company’s securities are traded and the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the SEC adopted thereunder; and

(b)	be free from any relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee, including, but not limited to, participating in the preparation of the Company’s financial statements at any time during the past three years.

All members of the Committee must be able to read and understand fundamental financial statements (including balance sheets, income statements and cash flow statements) at the time of their appointment to the Committee, and at least one member shall have accounting or related financial management expertise that results in the member’s financial sophistication to the extent that such member shall qualify to be an “audit committee financial expert” as defined by applicable SEC Regulations.

A majority of the Committee members shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities or prior service on another company’s audit committee.

One of the members of the Committee will be designated Committee Chair by the Board and shall hold such office for a period of not more than seven years, subject to the discretion of a majority of the independent directors of the Board to allow a member to remain as Committee Chair for such longer time as it determines to be in the best interest of the Company and its stockholders. The determination of the “independence” of each Committee member and the designation of one or more Committee members as an “audit committee financial expert,” shall be made by the Board.

3. Meetings

The Committee shall meet at least four times annually and as many additional times as the Chair or the Committee deems necessary or at the request of the Outside Auditors. The Committee shall meet in separate executive sessions with the Chief Financial Officer of the Company, the individuals or consultants performing the internal audit function, and the Outside Auditors at least once a year and at other times when considered appropriate.

The operations of the Committee shall be subject to the provisions of the Company’s Articles of Incorporation and By-laws, as each shall be in effect from time to time. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter; (b) any provision of the Company’s Articles of Incorporation or By-laws, or (c) Colorado or any other applicable law.

Committee members will strive to be present at all meetings of the Committee. As necessary or desirable, the Committee Chair may request that members of management, outside legal counsel and the Outside Auditors be present at Committee meetings and provide information to the Committee. A majority of the total number of members of the Committee shall constitute a quorum at all Committee meetings. If a quorum is present, a majority of the members of the Committee attending that meeting shall be empowered to act on behalf of the Committee. Minutes shall be kept of each meeting of the Committee.

4. Committee Authority and Specific Functions

In assisting the Board in its oversight role, the Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants and approve their retention terms. The Company shall provide appropriate funding, as determined by the Committee, for (a) payment of compensation to the Outside Auditors for the purpose of rendering or issuing an audit report or related work and to any outside advisors retained by the Committee; (b) payment of compensation to any special legal, accounting or other consultants retained by the Committee; and (c) payment of any ordinary administrative expenses of the Committee.

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In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible, in order to react appropriately to changing conditions and to ensure to the Board and the Company’s stockholders that the accounting and financial reporting practices of the Company are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Committee shall, to the extent it deems necessary and appropriate, perform the following functions:

A.	The Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the Outside Auditors. The Committee shall be directly responsible for approving the level of compensation to be paid to the Outside Auditors and the oversight of the work of the Outside Auditors (including resolution of disagreements between management and the Outside Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Outside Auditors shall report directly to the Committee.

B.	The Committee shall annually review and evaluate the qualifications, performance and independence of the Outside Auditors’ lead audit partner and assure rotation of the lead audit partner and reviewing partner to the extent required by law or applicable regulatory authority, and evaluate the appropriateness of rotating the independent audit firm, and provide its conclusions on such matters to the Board. The Committee shall review and approve the Company’s hiring of current and former employees and owners of the Company’s current and former Outside Auditors.

C.	The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditors, subject to the de minimis exceptions for non-audit services described in the Exchange Act. The Committee may form and delegate authority to subcommittees consisting of one or more members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that any decision of a subcommittee to grant preapprovals shall be presented to the Committee at its next scheduled meeting.

D.	On an annual basis, the Committee shall obtain from the Outside Auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board current standards. The Committee shall review with the Outside Auditors the nature and scope of any disclosed relationships or professional services and take appropriate action, if necessary, to ensure the continuing independence of the Outside Auditors.

E.	The Committee shall meet with the Outside Auditors and management of the Company to review the scope and general intent of the proposed audit and perform quarterly and annual reviews for the then current year. The Committee shall note whether any limitations have been placed on the scope or nature of the Outside Auditors’ audit procedures and shall also inquire about the cooperation received by the Outside Auditors from Company personnel during their audit, including their access to all requested Company records, data and information. At the conclusion of the annual audit, the Committee shall review such audit, including any comments or recommendations of the Outside Auditors.

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F.	The Committee shall review with the Outside Auditors and management the adequacy and effectiveness of the accounting and internal controls over financial reporting of the Company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. At such times as may be required under applicable laws and regulations, the Committee shall also review and discuss with management and the Outside Auditors (a) any annual report prepared by management with respect to the Company’s internal control over financial reporting and (b) any attestation report pertaining thereto delivered by the Outside Auditors. The Committee shall also obtain from the Outside Auditors periodic assurances that the Outside Auditors are in compliance with all provisions of applicable law which require the Outside Auditors, if the Outside Auditors detect or become aware of any illegal act, to determine that the Committee has been informed and to provide a report to the Committee if the Outside Auditors have reached specified conclusions with respect to such illegal acts.

G.	The Committee shall discuss in advance with management the Company’s practices with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use of pro forma or “adjusted” non-GAAP information (if any), and financial information and earnings guidance, and shall also discuss with management and the Outside Auditors the effect of off-balance sheet structures, if any.

H.	The Committee shall review and discuss the quarterly financial statements with management and the Outside Auditors prior to the filing of each quarterly report on Form 10-Q (and prior to the press release of results if possible) to determine that the Outside Auditors do not take exception to the disclosure and content of the financial statements, and shall also discuss any other matters required to be communicated to the Committee by the Outside Auditors under generally accepted accounting standards. The Committee shall review and discuss with management and the Outside Auditors the financial statements to be included in the Company’s annual report under the Exchange Act, to determine that the Outside Auditors are satisfied with the disclosure and content thereof. The Committee shall also review and discuss with management and the Outside Auditors: (a) the results of their analysis of significant financial reporting issues and practices including changes in, or adoptions of accounting principles and disclosure practices; (b) the Outside Auditors’ judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements; (c) any matters required to be communicated to the Committee by the Outside Auditors under generally accepted auditing standards; and (d) any other reports of the Outside Auditors required by law or professional auditing standards, including reports on: (i) critical accounting policies and practices used in preparing the financial statements; (ii) alternative treatments of financial information discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditors; and (iii) other significant written communications between the Outside Auditors and Company management, such as any management letter issued or proposed to be issued, and a schedule of unadjusted differences, if any.

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I.	The Committee must be satisfied that adequate procedures are in place for the review of the Company’s disclosure (whether in filings with the SEC, press releases or other published documents) of financial information derived or extracted from the Company’s financial statements. The Committee shall consider whether the information contained in these documents is consistent with the information contained in the financial statements.

J.	The Committee shall review disclosures, if any, made by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s periodic reports regarding: (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to affect adversely the Company’s ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls over financial reporting.

K.	The Committee shall prepare and publish a Committee report for inclusion in the Company’s annual proxy statement and provide any additional disclosures in the proxy statement or the Company’s annual report as required under the rules of the Exchange Act or as may be required to be made under the rules and regulations of the SEC or Nasdaq.

L.	The Committee shall discuss with the Outside Auditors the quality of the Company’s financial and accounting personnel and shall also elicit the comments of management regarding the responsiveness of the Outside Auditors to the Company’s needs.

M.	The Committee shall review and approve any “related party” transactions (as defined in SEC regulations) involving the Company and officers, directors or stockholders beneficially owning more than 5% of any class of equity security of the Company.

N.	Generally as part of its review of the annual financial statements, the Committee shall have access to and receive oral reports, if desired, from the Company’s outside counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

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O.	The Committee shall consider such other matters in relation to the financial affair of the Company and in relation to the audit of the Company’s financial statements as the Committee may, in its discretion, determine to be advisable and shall perform any other duties consistent with this Charter, the Company’s Articles of Incorporation, By-laws and governing laws as the Committee or the Board deems necessary.

P.	The Committee shall obtain the Board’s approval of this Charter, review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Q.	The Committee shall annually review the Committee’s own performance and present a report to the Board of the performance evaluation of the Committee.

5. Receipt and Treatment of Complaints

The Committee shall establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing or other matters, and for the confidential or anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing or other matters.

6. Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the financial reporting process, including the system of internal control over financial reporting and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company’s Outside Auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Committee’s responsibility is to oversee and review these processes. Each member of the Committee shall be entitled to rely on information, opinions, reports or statements, including financial statement and other financial data, prepared or presented by officers and employees of the Company, legal counsel, the Outside Auditors or other persons with professional or expert competence.

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